UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 13, 2006

HAWAIIAN HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-31443	71-0879698
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3375 Koapaka Street, Suite G-350, Honolulu, HI 96819

(Address of Principal Executive Offices) (Zip Code)

(808) 835-3700

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17  CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On March 13, 2006, Hawaiian Holdings, Inc. (the “Company”) and its wholly owned subsidiary, Hawaiian Airlines, Inc. (“Hawaiian”), entered into an amendment (the “Wells Amendment”) to its term A credit facility with Wells Fargo Foothill, Inc., as agent, and the lenders party thereto (the “Term A Lenders”), and an amendment (the “Canyon Amendment” and, together with the Wells Amendments, the “Amendments”) of its term B credit facility with Canyon Capital Advisors, LLC, as agent, and the lenders party thereto (the “Term B Lenders” and, together with the Term A Lenders, the “Lenders”). A copy of the Wells Amendment and Canyon Amendment are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference. The Amendments increased the Company’s credit facilities by approximately $91 million. The Company’s credit facilities now consist of $135 million of term loans (a $62.5 million Term Loan A and a $72.5 million Term Loan B) and a $25 million revolving line of credit.

Proceeds from the additional amount borrowed will be used to fund the purchase and modification of the four Boeing 767 aircraft recently acquired by Hawaiian, to redeem the Company’s outstanding Subordinated Convertible Notes due 2010, and to acquire certain additional assets.  The amended credit facilities provide for $64.6 million of the financing proceeds to be held in a restricted account, subject to the satisfaction of certain conditions, including the qualification of liens on certain collateral. Of this amount, $54.6 million will be used, once unrestricted, to redeem the Company’s Subordinated Convertible Notes. The Company expects the conditions as they relate to this $54.6 million to be met late in the first quarter or early in the second quarter of 2006, and for the Subordinate Convertible Notes to be redeemed shortly thereafter. The remaining $10 million will remain in escrow subject to the acquisition of certain assets which, if acquired, would provide additional collateral to the Lenders.  If such asset acquisition does not occur by July 11, 2006, such $10 million will be released to the Term B Lenders, and the Term B principal will be reduced commensurately.

The $62.5 million Term Loan A is due in December 2010 and will pay interest, at the Company’s option, at LIBOR + 4.00% or at a base rate margin specified in the facility, with principal amortization of $2.5 million per quarter and the balance being due at maturity. The $72.5 million Term Loan B is due in March 2011 and will pay interest at 9.00%. Other terms of the loans remain substantially similar to the Company’s former term A and term B loan facilities.

In connection with the financing, the Company issued to the Term B Lenders or their affiliates, warrants to purchase an aggregate of 4,050,000 shares of the Company’s common stock (the “Warrant”). Warrants to purchase 3,550,000 shares of the Company’s common stock are immediately exercisable (a form of such warrants is attached hereto as Exhibit 10.4 and incorporated herein by reference), and warrants to purchase 500,000 shares of the Company’s common stock are exercisable upon the drawdown by the Company of the aforementioned $10 million to acquire certain additional assets, or satisfaction of certain other conditions (a form of such warrants is attached hereto as Exhibit 10.5 and incorporated herein by reference). The Warrants are exercisable for a period of three years from the date of issuance. The Warrants have an exercise price of $5.00 per share. The Warrants contain a forced conversion feature

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whereby the Company can elect to force the exercise of the Warrants at anytime after the average closing price of the Company’s common stock is at or above $9.00 per share for 30 consecutive calendar days.

The Company granted the holders of the Warrants registration rights with respect to the shares of the Company’s common stock issuable on the exercise of the Warrants. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

The description of the foregoing agreements is qualified in its entirety by reference to the exhibits incorporated herein by reference.

Item 3.02               Unregistered Sale of Equity Securities

As described in greater detail above under Item 1.01, on March 13, 2006, the Company issued the Warrants to the Term B Lenders or their affiliates. The Warrants are exercisable for an aggregate of 4,050,000 shares of the Company’s common stock at an exercise price of $5.00 per share for a period of three years from the issue date. The issuance of the Warrants was deemed exempt from the registration provisions of the Securities Act pursuant to Section 4(2) of the Securities Act.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits.

10.1

Amendment Number Three to Credit Agreement, dated as of March 13, 2006, by and among Wells Fargo Foothill, Inc., the lenders identified on the signatures pages thereto, Hawaiian Holdings, Inc. and Hawaiian Airlines, Inc.

10.2

Amendment Number One to Credit Agreement, dated as of March 13, 2006, by and among Canyon Capital Advisors, LLC, the lenders identified on the signatures pages thereto, Hawaiian Holdings, Inc. and Hawaiian Airlines, Inc.

10.3	Form of Warrant, dated March 13, 2006, to purchase the Common Stock of Hawaiian Holdings, Inc., granted to Term B lenders or their affiliates and immediately exercisable.
10.4

Form of Warrant, dated March 13, 2006, to purchase the Common Stock of Hawaiian Holdings, Inc., granted to Term B lenders or their affiliates and not exercisable unless and until there has been a triggering event.

10.5	Registration Rights Agreement, dated as of March 13, 2006, by and among Hawaiian Holdings, Inc. and the holders identified on the signature pages hereto.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 17, 2006

HAWAIIAN HOLDINGS, INC.

By:	/s/ Peter R. Ingram
Name: Peter R. Ingram
Title: Chief Financial Officer and Treasurer

EXHIBIT INDEX

10.1

Amendment Number Three to Credit Agreement, dated as of March 13, 2006, by and among Wells Fargo Foothill, Inc., the lenders identified on the signatures pages thereto, Hawaiian Holdings, Inc. and Hawaiian Airlines, Inc.

10.2

Amendment Number One to Credit Agreement, dated as of March 13, 2006, by and among Canyon Capital Advisors, LLC, the lenders identified on the signatures pages thereto, Hawaiian Holdings, Inc. and Hawaiian Airlines, Inc.

10.3	Form of Warrant, dated March 13, 2006, to purchase the Common Stock of Hawaiian Holdings, Inc., granted to Term B lenders or their affiliates and immediately exercisable.
10.4

Form of Warrant, dated March 13, 2006, to purchase the Common Stock of Hawaiian Holdings, Inc., granted to Term B lenders or their affiliates and not exercisable unless and until there has been a triggering event.

10.5	Registration Rights Agreement, dated as of March 13, 2006, by and among Hawaiian Holdings, Inc. and the holders identified on the signature pages hereto.